UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  May 18, 2000


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Pooling and Servicing Agreement, relating to the Home Equity Asset Backed Certificates, Series 2000-HE-1)

                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
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             (Exact name of registrant as specified in its charter)



         Delaware                  333-15685                06-1204982
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     (State or other              (Commission              (IRS Employer
     jurisdiction of              File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York               10019
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      (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (212) 713-2000




--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.       Other Events

            Attached as exhibits are certain Structural Term Sheets, Collateral Term Sheets and Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter") as modified by a no-action letter (the "First PSA No-Action Letter") issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter (the "Second PSA No-Action Letter") issued by the staff of the Commission on March 9, 1995 to the PSA) prepared by PaineWebber Incorporated, which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                      Description
-----------                                      -----------
      99.1                                       Structural Term Sheets,
                                                 Collateral Term Sheets and
                                                 Computational Materials
                                                 prepared by PaineWebber
                                                 Incorporated in connection with
                                                 Home Equity Asset Backed
                                                 Certificates, Series 2000-HE-1

      99.2                                       Computational Materials
                                                 prepared by PaineWebber
                                                 Incorporated in connection with
                                                 Home Equity Asset Backed
                                                 Certificates, Series 2000-HE-1

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PAINEWEBBER MORTGAGE ACCEPTANCE
                                   CORPORATION IV


May 19, 2000

                                       By:  /s/ Barbara J. Dawson
                                          --------------------------------------
                                          Barbara J. Dawson
                                          Senior Vice President

                                INDEX TO EXHIBITS

                                                                   Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------
99.1                      Structural Term Sheets,                     E
                          Collateral Term Sheets and
                          Computational Materials
                          prepared by PaineWebber
                          Incorporated in connection
                          with Home Equity Asset
                          Backed Certificates, Series
                          2000-HE-1

99.2                      Computational Materials                    E
                          prepared by PaineWebber
                          Incorporated in connection
                          with Home Equity Asset
                          Backed Certificates, Series
                          2000-HE-1